UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2020

Waters Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	01-14010	13-3668640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

34 Maple Street

Milford, Massachusetts 01757

(Address of Principal Executive Offices) (Zip Code)

(508) 478-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	WAT	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On November 27, 2020, Sherry L. Buck tendered her resignation from her position as Senior Vice President and Chief Financial Officer of Waters Corporation (the “Company”), effective December 31, 2020.

(c)    On December 1, 2020, Michael Silveira, 54, the Company’s Vice President Corporate Finance & Corporate Controller, was appointed by the Company’s board of directors to serve as the Company’s Chief Financial Officer on an interim basis, effective on January 1, 2021. Mr. Silveira will also serve as the Company’s principal financial officer and principal accounting officer. Mr. Silveira joined the Company in 2004 as Assistant Corporate Controller with duties that included accounting and external reporting. In 2013, Mr. Silveira was appointed to his current role with the Company and in 2018, he gained increased responsibilities including oversight of treasury, tax, and corporate financial planning and analysis. The Company has not yet determined any changes to Mr. Silveira’s compensation in connection with his service as interim Chief Financial Officer. The Company will file an amendment to this Form 8-K, to the extent required under Item 5.02(c)(3) of Form 8-K, disclosing the terms of any such change within four business days after it has been determined. The Company has been actively working to identify a permanent Chief Financial Officer.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Number	Description of Exhibits

99.1	Press release dated December 3, 2020.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATERS CORPORATION

By:	/s/ Keeley A. Aleman
Name:	Keeley A. Aleman
Title:	Senior Vice President, General Counsel, and Secretary

Dated: December 3, 2020

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